UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 14, 2016

RealPage, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 International Parkway Carrollton, Texas		75007
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 14, 2016, Steve Winn, Chairman, President and CEO of RealPage, Inc. (“RealPage”), and affiliates of Mr. Winn adopted a pre-arranged stock trading plan in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and RealPage’s policies regarding transactions related to its stock.
The Rule 10b5-1 trading plan was adopted to enable Mr. Winn and his affiliates to sell a portion of their RealPage common stock over time as part of Mr. Winn’s long-term strategy for asset diversification and liquidity. The transactions under the Rule 10b5-1 trading plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. Utilizing this type of trading plan, Mr. Winn can gradually diversify his investment portfolio, spreading stock trades out over an extended period of time and reducing market impact. In addition, as a result of being established well in advance of a potential trade, the Rule 10b5-1 trading plan helps avoid concerns as to whether Mr. Winn or his affiliates had material, non-public information when a decision is made to sell stock.
As of the date hereof, Mr. Winn and his affiliates currently hold 25,204,621 shares of common stock of RealPage, Inc., which include 245,000 stock options exercisable by Mr. Winn within 60 days of June 14, 2016 and 927,925 shares of restricted stock subject to forfeiture to RealPage, and which represents in total approximately 31.4% of RealPage’s outstanding capital stock. Mr. Winn has informed the Company that he and his affiliates intend to sell approximately 1,590,000 shares under the new Rule 10b5-1 trading plan over 12 months. If all sales under the Rule 10b5-1 trading plan are conducted, Mr. Winn and his affiliates will collectively retain approximately 94% of their current holdings of RealPage stock.
On June 14, 2016, RealPage issued a press release regarding the new Rule 10b5-1 trading plan described above. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1*	RealPage, Inc. Press Release dated May 4, 2016

* Furnished herewith.

The information furnished in this Current Report on Form 8-K under Item 8.01 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RealPage, Inc.
(Registrant)

June 14, 2016	/s/ David G. Monk
(Date)	David G. Monk Executive Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1*	Press release dated June 14, 2016

*    Furnished herewith.